UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ORACLE CORPORATION
2023 Annual Meeting
Vote by November 14, 2023 11:59 PM ET. For shares held in a Plan, vote by November 12, 2023 11:59 PM ET.
ORACLE CORPORATION ATTN: LUIS MONTANO 2300 ORACLE WAY AUSTIN, TX 78741
V22757-P98047
You invested in ORACLE CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 15, 2023.
Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
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November 15, 2023
vote without entering a
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www.virtualshareholdermeeting.com/ORCL2023
*Please check the meeting materials for any special requirements for meeting attendance.
V1.2

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board
Recommends
1. Election of Directors
Nominees: For
01) Awo Ablo
02) Jeffrey S. Berg
03) Michael J. Boskin
04) Safra A. Catz
05) Bruce R. Chizen
06) George H. Conrades
07) Lawrence J. Ellison
08) Rona A. Fairhead
09)  Jeffrey O. Henley
10)  Renee J. James
11)  Charles W. Moorman
12)  Leon E. Panetta
13)  William G. Parrett
14)  Naomi O. Seligman
15)  Vishal Sikka
2. Advisory Vote to Approve the Compensation of our Named Executive Officers For
3. Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers Year
4. Approve an Amendment to the Oracle Corporation Amended and Restated 2020 Equity Incentive Plan For
5. Ratification of the Selection of our Independent Registered Public Accounting Firm For
6. Stockholder Proposal Regarding Pay Gap Report Against
7. Stockholder Proposal Regarding Independent Board Chairman Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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V22758-P98047